UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 7, 2015

CALGON CARBON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10776	25-0530110

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3000 GSK Drive, Moon Township, Pennsylvania	15108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 787-6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Third Amendment to Credit Agreement. On August 7, 2015, Calgon Carbon Corporation (the “Company”) entered into that certain Third Amendment to Credit Agreement (the “Third Amendment”) by and among the Company, as Borrower, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as Administrative Agent (“PNC”) in order to amend the definition of “Change of Control” (as defined in that certain Credit Agreement by and among the Company, as Borrower, the Guarantors party thereto, the Lenders party thereto and PNC, dated as of November 6, 2013, as amended by that certain Letter Agreement, dated as of February 10, 2014 and by that Second Amendment and Consent, dated as of November 6, 2014 (as further amended, modified, supplemented or restated from time to time, the "Credit Agreement")).

The summary of the material terms and conditions of the Third Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of such document, the same being attached hereto as Exhibit 10.1 and incorporated herein by reference.

Renewal of Uncommitted Revolving Loan Facility Letter. On August 7, 2015, Calgon Carbon (Suzhou) Co., Ltd., a Chinese company (“CCS”) entered into an Amendment Agreement of Facility Letter effective July 19, 2015 (the “Amendment”) with The Bank of Tokyo-Mitsubishi UFJ (China), Ltd., acting through its Shanghai branch (“BTM”).  The Amendment modifies the availability of the original Uncommitted Revolving Loan Facility Letter (the “Facility Letter”) until July 19, 2016.

The Company is jointly and severally liable as the guarantor of CCS’s obligations under the Facility Letter.  CCS may make voluntary prepayments of principal and interest after providing BTM with irrevocable prior written notice.

The summary of the material terms and conditions of the Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of such document, the same being attached hereto as Exhibit 10.2 and incorporated herein by reference.  The original document is written in the English language.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

 (d)Exhibits.  The following exhibits are being filed pursuant to Item 601 of Regulation S-K to this Form 8-K:

Exhibit No.	Description
10.1

Third Amendment to Credit Agreement by and among Calgon Carbon Corporation, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as Administrative Agent dated August 7, 2015.

10.2

Amendment Agreement of Facility Agreement by and between Calgon Carbon (Suzhou) Co., Ltd. and The Bank of Tokyo-Mitsubishi UFJ (China). Ltd., acting by and through its Shanghai Branch effective July 19, 2015 and dated August 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALGON CARBON CORPORATION
(Registrant)

Date: August 11, 2015	/s/ Richard D. Rose
_____________________________________________________
(Signature)
Richard D. Rose
Senior Vice President, General Counsel and Secretary